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 U.S. BANK NATIONAL ASSOCIATION                       SWIFT: USBKUS44
 STANDBY LETTERS OF CREDIT                            TELEX: 192179 USB INTL MPS
 601 SECOND AVENUE SOUTH  MPFP1409                    PHONE: 612-973-0736
 MINNEAPOLIS, MINNESOTA  55402-4302                          612-973-0710
                                                      FAX:   612-973-0838

SEPTEMBER 29, 1998

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   LETTER OF CREDIT NUMBER: SLC76471MMSP

          AMENDMENT NUMBER: 4

                 APPLICANT: IN HOME HEALTH, INC.
                            601 CARLSON PARKWAY, SUITE 500
                            MINNETONKA, MINNESOTA 55305-5214

               BENEFICIARY: THE TRAVELERS INDEMNITY COMPANY (BENEFICIARY)
                            NATIONAL ACCOUNTS COLLATERAL UNIT
                            ONE TOWER SQUARE
                            HARTFORD, CONNECTICUT 06183
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                THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:
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 PRESENT AVAILABLE BALANCE DECREASED BY $668,390.00 TO A NEW TOTAL OF
 $1,000,000.00.
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THE ABOVE IS SUBJECT TO BENEFICIARY APPROVAL/DISAPPROVAL AND MUST BE ACCEPTED OR
REFUSED BY MAKING SUCH NOTATION BY YOUR SIGNATURE ON THE ATTACHED COPY OF THIS AMENDMENT ON THE LINES PROVIDED AND RETURNING SAME TO OURSELVES. IMMEDIATE
REPLY REQUESTED.

I,  ______________________________      APPROVE/ACCEPT SUBJECT AMENDMENT
           (AUTHORIZED SIGNER)                DATED ___________________________
                                          OR

I,  ______________________________      DISAPPROVE/REFUSE SUBJECT AMENDMENT
           (AUTHORIZED SIGNER)                DATED ___________________________

FOR INFORMATIONAL PURPOSES ONLY: EXPIRATION DATE HAS BEEN EXTENDED TO DECEMBER 15, 1999 IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS PUBLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE, OR ANY SUBSEQUENT REVISION THERETO.

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

U.S. BANK NATIONAL ASSOCIATION


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        AUTHORIZED SIGNATURE